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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-17806, 33-39627, 33-46687, 33-81986, 33-60947,
333-08597, 333-59509, 333-83563, 333-95589 and 333-54436) of Xicor, Inc. of our
report dated January 23, 2001, relating to the financial statements, which appears in Xicor, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


PRICEWATERHOUSECOOPERS LLP
San Jose, California
March 29, 2001